UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2019

ABERDEEN STANDARD GOLD ETF TRUST

(Exact name of registrant as specified in its charter)

New York	001-34441	26-4587209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aberdeen Standard Investments ETFs Sponsor LLC 712 Fifth Avenue, 49th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-7289
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aberdeen Standard Physical Gold Shares ETF	SGOL	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Forward Share Split

On October 11, 2019, a press release was issued announcing a ten-for-one forward share split (the “Split”) of the Aberdeen Standard Physical Gold Shares ETF (the “Shares”) issued by the Aberdeen Standard Gold ETF Trust (the “Registrant”).

The Split will apply to shareholders of record as of the close of the markets on October 31, 2019, and will be payable after the close of the markets on November 1, 2019. Shares of the Registrant will trade at their post-Split prices on November 4, 2019. The ticker symbol and CUSIP number for the Shares will not change.

The Split will decrease the price per Share of the Registrant with a proportionate increase in the number of Shares outstanding. In the 10-for-1 Split, shareholders will receive ten post-Split Shares for every Share held of record as of the close of the markets on October 31, 2019. The post-Split Shares will be priced at one-tenth the net asset value (“NAV”) of a pre-Split Share.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Basket Size Change

Effective November 4, 2019, the number of Shares of the Registrant in a block that constitutes a basket for the purpose of creations and redemptions in the Registrant (a “Basket”) will be increased from 50,000 Shares to 100,000 Shares.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated October 11, 2019

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERDEEN STANDARD GOLD ETF TRUST

By: Aberdeen Standard Investments ETFs Sponsor LLC,
Sponsor of the Aberdeen Standard Gold ETF Trust

Date: October 11, 2019	By:	/s/Andrea Melia
Andrea Melia
Chief Financial Officer and Treasurer*

*	The Registrant is a trust and Ms. Melia is signing in her capacities as officer of Aberdeen Standard Investments ETFs Sponsor LLC, the Sponsor of the Registrant.